UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2016

AVALANCHE BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 O’Brien Drive, Suite A

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 272-6269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Avalanche Biotechnologies, Inc. (the “Company”) held on May 10, 2016, the stockholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2016. The stockholders had also been solicited to vote to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Annual Meeting to approve Proposal No. 1 referenced below, but such adjournment was deemed unnecessary.

Of the Company’s 26,989,641 shares of common stock issued and outstanding and entitled to vote as of the record date on March 18, 2016, a quorum of 24,980,336 shares, or 92.6% of the shares entitled to vote, was present in person or represented by proxy at the Annual Meeting.

The final voting results for each matter submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal No. 1. Approval of the Stock Issuance.

The approval of the issuance of 14,087,252 shares of the Company’s common stock (the “Stock Issuance”) pursuant to the Acquisition Agreement, dated January 29, 2016, as amended on April 6, 2016, by and among the Company, Annapurna Therapeutics SAS (“Annapurna”), the shareholders of Annapurna listed on the signature pages thereto and Shareholder Representatives Services LLC, acting as the representative of Annapurna’s shareholders.

Votes Cast For	Votes Cast Against	Number of Abstentions	Number of Broker Non- Votes
13,596,749	6,737,058	273,887	4,372,642

Proposal No. 2. Election of Directors.

The election of two Class II directors, each to serve a three-year term, which will expire at the 2019 Annual Meeting of Stockholders, or until such time as their respective successors have been elected or qualified.

	Votes Cast For	Number of Withholds	Number of Broker Non- Votes
John P. McLaughlin	16,210,489	4,397,205	4,372,642
Steven D. Schwartz, M.D.	16,222,583	4,385,111	4,372,642

Proposal No. 3. Ratification of Selection of Independent Registered Public Accounting Firm.

The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016.

Votes Cast For	Votes Cast Against	Number of Abstentions	Number of Broker Non- Votes
23,772,532	357,666	850,138	—

Item 8.01.	Other Events.

On May 10, 2016, the Company announced voting results for the proposals submitted to stockholders at the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Avalanche Biotechnologies, Inc. on May 10, 2016 announcing the voting results for the proposals submitted to stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2016		AVALANCHE BIOTECHNOLOGIES, INC.

	By:	/s/ Paul B. Cleveland
Paul B. Cleveland, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Avalanche Biotechnologies, Inc. on May 10, 2016 announcing the voting results for the proposals submitted to stockholders at the Annual Meeting.